Bridgeway Funds, Inc.

Small-Cap Growth Fund (BRSGX)
Supplement dated September 27, 2021 to the Prospectus
and Statement of Additional Information (“SAI”) dated October 31, 2020

At a special meeting of the shareholders of the Small-Cap Growth Fund (the “SCG Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), held on September 22, 2021, the shareholders approved a Plan of Reorganization between the SCG Fund and the Small-Cap Value Fund (the “SCV Fund”), a series of Bridgeway Funds, providing for: (i) the conversion of the shares of the SCG Fund into shares of the SCV Fund; and (ii) the resulting transfer to the SCV Fund of all of the property, assets and goodwill of the SCG Fund (the “Reorganization”). The Reorganization closed on September 27, 2021. Accordingly, all references to the SCG Fund are hereby deleted from Bridgeway Funds’ Prospectus and SAI.

Please retain this supplement for future reference.